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                                                                   Exhibit 10(t)
                                                                  EXECUTION COPY


                               JOINDER AGREEMENT


         Reference is made to the Term Loan Agreement, dated as of July 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among GGP Limited Partnership, GGPLP L.L.C., the institutions from time to time parties thereto as Lenders, Lehman Commercial Paper Inc., as Syndication Agent, and Bankers Trust Company, as Administrative Agent. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

         Fleet National Bank (the "Joining Lender") (i) represents and warrants that it is legally authorized to enter into this Joinder Agreement; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (iii) agrees that it will, independently and without reliance upon the Co-Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) appoints and authorizes the Co-Agents to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Co-Agents by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender;
(vi) confirms that, to the best of its knowledge, as of the date hereof, it is not subject to any law, regulation or guideline from any central bank or other Governmental Authority or quasi-governmental authority exercising jurisdiction, power or control over it, which would subject the Borrower to the payment of additional compensation under Section 13.2 or under Section 13.3 of the Loan Agreement; (vii) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office(s) the offices set forth on Schedule 1 hereto; and (viii) if the Joining Lender is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Joining Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Joining Lender under the Loan Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty.

         Upon execution and delivery of this Joinder Agreement by the parties hereto as provided in Section 3.2 of the Loan Agreement, (a) the Joining Lender hereby shall be a party to the Loan Agreement, shall be a Lender under the Loan Agreement having the Loan Commitments set forth in Schedule 1 hereto, effective as of the date of this Joinder Agreement, and shall have the rights and obligations of a Lender under the Loan Agreement and (b) the Maximum Aggregate Loan Amount shall be increased to $155,000,000.00.

         THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               2

         This Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
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                                                                               3

         IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of this 22nd day of September, 2000.

                                               FLEET NATIONAL BANK


                                               By:______________________________
                                                  Name:
                                                  Title:

Accepted and agreed:

GGP LIMITED PARTNERSHIP, a Delaware limited partnership

By:  GENERAL GROWTH PROPERTIES, INC.,
     a Delaware corporation, its sole general partner


     By: _________________________________________
         Name:  Bernard Freibaum
         Title: Executive Vice President

GGPLP L.L.C., a Delaware limited liability company

By:  GGP LIMITED PARTNERSHIP,
     a Delaware limited partnership, its managing member


     By: GENERAL GROWTH PROPERTIES, INC.,
         a Delaware corporation. its sole general partner


         By: _____________________________________
         Name:  Bernard Freibaum
         Title: Executive Vice President
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                                                                               4

Consented to:


BANKERS TRUST COMPANY,
as Administrative Agent


By:______________________________
   Name:
   Title:


LEHMAN COMMERCIAL PAPER INC.,
as Syndication Agent


By:______________________________
   Name:
   Title:
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                                                                      Schedule 1


                     LOAN COMMITMENT AND NOTICE ADDRESSES


1.       Name of Lender:                    Fleet National Bank
         Notice Address and
         Domestic Lending Office:           One Federal Street
                                            Mail Stop - MA_DE10304X
                                            Boston, Masschusetts  02110

         Attention:                         Margaret Mulcahy
         Telephone:                         617-346-0996
         Facsimile:                         617-346-4672

         Eurodollar Lending Office:         One Federal Street
                                            Mail Stop - MA_DE10304X
                                            Boston, Masschusetts  02110

         Attention:                         Margaret Mulcahy
         Telephone:                         617-346-0996
         Facsimile:                         617-346-4672


2.       Loan Commitment:                   $30,000,000.00
         Adjusted Pro Rata Share:           19.35%